UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: August 22, 2016

Real Industry, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400 Sherman Oaks, California 91403
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On August 22, 2016, Real Industry, Inc. (the “Company”) issued a press release announcing Mr. Craig Bouchard’s departure as Chairman and Chief Executive Officer and Mr. Kyle Ross’ election as President, Interim Chief Executive Officer, and Chief Investment Officer. The Company will discuss the announcement in a conference call on Monday, August 22, 2016, at 12:00 pm ET.

In connection with the Board of Directors decision to separate the Chairman and Chief Executive Officer positions, the Board also determined that it was no longer necessary to have a Lead Independent Director. Mr. Philip Tinkler, the former Lead Independent Director, remains the Chairman of the Nominating and Governance Committee and a member of the Audit Committee.

Dial-in information for the conference call is provided in the press release, a copy of which is furnished hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
99.1	Real Industry, Inc. Press Release, dated August 22, 2016.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REAL INDUSTRY, INC.
(Registrant)

Date: August 22, 2016	By:	/s/ Kyle Ross
	Name:	Kyle Ross
	Title:	President, Interim Chief Executive Officer,
Chief Investment Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Real Industry, Inc. Press Release, dated August 22, 2016.